UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2021

ION ACQUISITION CORP 1 LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39581	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

89 Medinat Hayehudim

Herzliya 4676672, Israel

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +972 (9) 970-3620

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	IACA.U	The New York Stock Exchange
Class A ordinary share, par value $0.0001 per share	IACA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IACA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 28, 2021, ION Acquisition Corp. 1 Ltd., a Cayman Islands exempted company (“ION”), held extraordinary general meeting of shareholders (the “meeting”). At the meeting, a total of 21,582,683 (66.73%) of ION’s issued and outstanding Ordinary Shares held of record as of May 7, 2021, the record date for the meeting, were present either in person or by proxy, which constituted a quorum. ION’s shareholders voted on the following proposals at the meeting, each of which were approved. The final vote tabulation for each proposal is set forth below.

1.	The Business Combination Proposal. To approve, ratify and adopt the Agreement and Plan of Merger, dated as of January 25, 2021 (as it may be amended and/or restated from time to time, the “Merger Agreement” and to which the form of Plan of Merger required by the Companies Act (as amended) of the Cayman Islands (the “Plan of Merger”) is appended) by and among ION, Taboola.com Ltd. (“Taboola”) and Toronto Sub Ltd. (“Merger Sub”), a copy of which is attached to the proxy statement as Annex A, and approve the transactions contemplated thereby (the “Business Combination”).

Votes For	Votes Against	Abstentions
21,117,422	243,794	221,467

2.	The Merger Proposal. To approve the Plan of Merger and to authorize the merger of Merger Sub with and into ION (the “Merger”), with ION surviving the Merger as a wholly owned subsidiary of Taboola, and the issuance of ordinary shares of Taboola to ION shareholders as merger consideration.

Votes For	Votes Against	Abstentions
21,117,422	243,794	221,467

3.	The Share Capital Proposal. To approve the alteration of the authorized share capital of ION at the effective time of the Merger (upon its becoming a wholly owned subsidiary of Taboola)

Votes For	Votes Against	Abstentions
21,086,974	246,006	249,703

Item 7.01	Regulation FD Disclosure.

On June 28, 2021, ION and Taboola jointly issued a press release announcing that they have closed their previously announced merger. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 28, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ION ACQUISITION CORP 1 LTD.

By:	/s/ Anthony Reich
Name: Anthony Reich
Title: Chief Financial Officer

Date: June 29, 2021

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